Exhibit 10.1

EXECUTION VERSION

ELEVENTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

This ELEVENTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this “Eleventh Amendment”) is dated as of September 11, 2026 and is executed by and among CALUMET, INC., a Delaware corporation (“Parent”), the Subsidiaries of Parent listed as “Borrowers” on the signature pages hereto (together with Parent, collectively, “Borrowers” and each individually a “Borrower”), the Lenders party hereto (each individually an “Eleventh Amendment Lender” and collectively the “Consenting Eleventh Amendment Lenders”) and BANK OF AMERICA, N.A., a national banking association, as agent for the Lenders (“Agent”).

R E C I T A L S:

A. Borrowers, Guarantors (if any), Lenders and Agent are parties to that certain Third Amended and Restated Credit Agreement dated as of February 23, 2018 (as amended by that certain First Amendment to Third Amended and Restated Credit Agreement dated as of September 4, 2019, Consent and Amendment No. 2 to Third Amended and Restated Credit Agreement dated as of November 18, 2021, Third Amendment to Third Amended and Restated Credit Agreement dated as of January 20, 2022, Fourth Amendment to Third Amended and Restated Credit Agreement dated as of January 17, 2024, Fifth Amendment to Third Amended and Restated Credit Agreement dated as of July 10, 2024, Consent and Sixth Amendment to Third Amended and Restated Credit Agreement dated as of September 30, 2024, Seventh Amendment to Third Amended and Restated Credit Agreement dated as of January 6, 2025, Eighth Amendment to Third Amended and Restated Credit Agreement dated as of July 25, 2025, Ninth Amendment to Third Amended and Restated Credit Agreement dated as of January 23, 2026 and Tenth Amendment to Third Amended and Restated Credit Agreement dated as of March 12, 2026, the “Existing Credit Agreement”; the Existing Credit Agreement, as amended or otherwise modified from time to time, including by the amendments set forth in Section 1 and the modifications set forth in Section 2 below, the “Credit Agreement”; capitalized terms used in this Eleventh Amendment not otherwise defined herein shall have the respective meanings given thereto in the Credit Agreement).

B. The Borrowers have requested to amend the Existing Credit Agreement to make certain changes as agreed between the Borrowers, the Agent and the Consenting Eleventh Amendment Lenders, including an increase in the Revolver Commitments pursuant to Section 2.2 of the Existing Credit Agreement by an aggregate principal amount of $100,000,000 such that the Revolver Commitments total $600,000,000 in the aggregate, upon the effectiveness of this Eleventh Amendment following the satisfaction of each of the conditions precedent set forth herein.

C. The Consenting Eleventh Amendment Lenders party hereto, the Borrower and the Agent have agreed to amend the Existing Credit Agreement, on the terms and conditions contained in this Eleventh Amendment. Each Consenting Eleventh Amendment Lender has agreed to (i) provide an increase in the Revolver Commitment (“Eleventh Amendment Revolver Commitment Increase”) such that the Revolver Commitment of such Consenting Eleventh Amendment Lender shall be in the amount set forth opposite such Consenting Eleventh Amendment Lender’s name on the table set forth on Annex A hereto and (ii) make available the Eleventh Amendment Revolver Commitment Increase on the Eleventh Amendment Effective Date (as defined below).

NOW, THEREFORE, in consideration of the premises and further valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.	Amendments to the Existing Credit Agreement.

The Existing Credit Agreement is, effective as of the Eleventh Amendment Effective Date (as defined below), hereby amended as follows:

(a)	The following defined terms shall be added to Section 1.1 of the Credit Agreement:

“Eleventh Amendment” – that certain Eleventh Amendment to Third Amended and Restated Credit Agreement dated as of September 11, 2026, among Parent, CSPP, the Subsidiaries of Parent listed as Borrowers on the signature pages thereto, the Consenting Eleventh Amendment Lenders party thereto and Agent.

“Eleventh Amendment Effective Date”— the “Eleventh Amendment Effective Date” as defined in the Eleventh Amendment.

(b)	Section 1.1 of the Credit Agreement is hereby amended by amending and restating in its entirety the following definition:

““Revolver Commitment” - for any Lender, its obligation to make Revolver Loans and to participate in LC Obligations up to the maximum principal amount shown on Schedule 1.1A (as such Schedule may be amended or replaced from time to time) under the heading “Revolver Commitment”, as such amount may be increased from time to time in accordance with Section 2.1.1(c), or as specified hereafter in the most recent Assignment and Acceptance to which it is party and entered into pursuant to Section 12.3. “Revolver Commitments” means the aggregate amount of such commitments of all Lenders, as such amount may be increased from time to time in accordance with Section 2.1.1(c) or Section 2.2 or decreased from time to time in accordance with Section 2.1.3(b). As of the Eleventh Amendment Effective Date, the Revolver Commitments total $600,000,000 in the aggregate. Upon the consummation of the Money Center Bank Inventory Structuring Commencement Date, the Revolver Commitments will automatically be reduced to total $525,000,000 in the aggregate.”

(c)	Schedule 1.1A is hereby amended and restated in its entirety such that it reads as set forth on Annex A hereto.

2.	Acknowledgements of Impact of Amendments Under Sections 1.4 and 4.1.3 of the Credit Agreement.

(a)

Notwithstanding the provisions set forth in Section 1.4 of the Credit Agreement or any other provision set forth in the Credit Agreement or any other Loan Document to the contrary, the fixed Dollar component of Availability tests set forth in the definitions of “Cash Dominion Trigger Event”, “Pro Forma Basis” (in the penultimate paragraph of such definition) and “Reporting Trigger Event” and in Sections 9.2.6(d)(vi) and 9.3.1 of the Credit Agreement shall not be increased ratably on account of the increase in the Commitments effected pursuant to this Eleventh Amendment. For the avoidance of doubt, the fixed Dollar component of Availability tests set forth in the definitions of “Cash Dominion Trigger Event”, “Pro Forma Basis” (in the penultimate paragraph of such definition) and “Reporting Trigger Event” and in Sections 9.2.6(d)(vi) and 9.3.1 of the Credit Agreement shall remain at the levels set forth in the Existing Credit Agreement as in effect immediately prior to the effectiveness of this Eleventh Amendment.

(b)

Notwithstanding the provisions set forth in Section 4.1.3 of the Credit Agreement or any other provision set forth in the Credit Agreement or any other Loan Document to the contrary, the Swingline Sublimit shall remain equal to the Dollar Equivalent Amount of $42,500,000 unless and until (i) the Borrowers and the Agent agree to the contrary or (ii) the aggregate Commitments are increased on any date after the Eleventh Amendment Effective Date.

3. Effectiveness; Conditions Precedent to Eleventh Amendment. This Eleventh Amendment shall be effective upon the satisfaction of each of the following conditions precedent (such date, the “Eleventh Amendment Effective Date”):

(a) Agent’s receipt of executed counterparts of this Eleventh Amendment executed by all Borrowers, all Guarantors (if any), Agent and the Consenting Eleventh Amendment Lenders;

(b) Agent’s receipt of certified (i) resolutions of the board of directors or other applicable governing body of each applicable Borrower and Guarantor which authorize the execution, delivery and performance of this Eleventh Amendment and the other Credit Documents by all Borrowers and Guarantors (if any) party hereto and (ii) copies of the Organization Documents of each Borrower and Guarantor certified to be true and complete as of a recent date by the appropriate Governmental Authority of the state or other jurisdiction of its incorporation or organization, where applicable, and certified by a secretary or assistant secretary of such Obligor to be true and correct as of the Eleventh Amendment Effective Date; provided that, with respect to each Borrower and Guarantor, as applicable, a certification by the secretary or an assistant secretary of Parent certifying that the Organization Documents of each such Borrower and Guarantor delivered pursuant hereto are true, correct and complete and that there are no other amendments or modifications thereto as of the Eleventh Amendment Effective Date shall satisfy this clause (b)(ii) with respect to such Borrowers;

(c) Agent’s receipt of a legal opinion of Norton Rose Fulbright US LLP, counsel for Obligors, dated as of the Eleventh Amendment Effective Date, in form and substance reasonably satisfactory to Agent;

(d) Agent’s receipt of a certificate or certificates executed by a Senior Officer of each Borrower as of the Eleventh Amendment Effective Date, stating that the representations and warranties in Section 4(a) and Section 4(b) of this Eleventh Amendment are true and correct as of the Eleventh Amendment Effective Date;

(e) Agent shall have received an updated Borrowing Base Certificate calculated on a pro forma basis to give effect to the Eleventh Amendment as of the last day of the month immediately preceding the Eleventh Amendment Effective Date;

(f) Agent shall have received such documents and certifications as Agent may reasonably require to evidence that each Obligor is duly organized or formed, and is validly existing, in good standing and qualified to engage in business in the jurisdiction of its incorporation or organization;

(g) Borrowers shall have paid all reasonable out-of-pocket costs and expenses of Agent (including the reasonable fees and expenses of counsel for Agent) to the extent that the Borrower has received an invoice therefor at least two Business Days prior to the Eleventh Amendment Effective Date (without prejudice to any post-closing settlement of such fees, costs and expenses to the extent not so invoiced);

(h) The Agent and the Consenting Eleventh Amendment Lenders shall have received, to the extent requested at least three (3) Business Days prior to the Eleventh Amendment Effective Date, all documentation and other information required by regulatory authorities under applicable “know-your-customer” and anti-money laundering rules and regulations, including, without limitation, the Patriot Act and the Beneficial Ownership Regulation, including a Beneficial Ownership Certification in relation to Parent that qualifies as a “legal entity customer” under the Beneficial Ownership Regulation;

(i) Agent shall have received such documentation and other information as has been reasonably requested by Agent in connection with this Eleventh Amendment and the transactions contemplated hereby, in each case, so long as such the request for such documentation or information, as applicable, is received at least two Business Days prior to the Eleventh Amendment Effective Date;

(j) Agent shall have received searches as of a recent date prior to the Eleventh Amendment Effective Date of UCC, judgment lien, tax lien and litigation lien search reports in the jurisdiction of the chief executive office of each of the Borrowers and Guarantors and each jurisdiction where any Collateral is located, copies of the financing statements and liens on file in such jurisdictions and evidence that no Liens exist thereon other than Permitted Liens, including evidence that the “Collateral” (as defined in the “Collateral Trust Agreement” (as such term is defined in the Hedge Intercreditor Agreement)) does not consist of any Collateral;

(k) Borrowers shall have paid to the Agent, for the benefit of itself and each Lender (including Bank of America) the fees set forth in that certain Fee Letter, dated September 10, 2026 between Parent and Agent; and

(l) a Note executed by each Borrower in favor of each Consenting Eleventh Amendment Lender requesting a Note.

Without limiting the generality of the provisions of Section 11.3 of the Credit Agreement, for purposes of determining compliance with the conditions specified in this Section 3, each Lender that has signed this Eleventh Amendment shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless Agent shall have received notice from such Lender prior to the Eleventh Amendment Effective Date specifying its objection thereto.

4. Representations and Warranties. In order to induce Agent and Lenders to enter into this Eleventh Amendment, each of the Obligors represents and warrants to Agent and Lenders on each of the Eleventh Amendment Effective Date as follows:

(a) all representations and warranties relating to such Obligor contained in the Credit Agreement or any other Credit Document are true and correct as of the date hereof as if made again on and as of the date hereof (except to the extent that such representations and warranties were expressly limited to another specific date, in which case they are true and correct as of such specific date);

(b) both immediately prior to and immediately after giving effect to this Eleventh Amendment, no Default or Event of Default exists;

(c) such Obligor party hereto has all requisite corporate or other organizational power and authority (as applicable) to execute and deliver this Eleventh Amendment;

(d) the execution, delivery and performance of this Eleventh Amendment and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate or other organizational action, do not require the approval, consent, exemption, authorization or other action by, or notice to or filing with, any Governmental Authority or any other Person in order to be effective and enforceable, and do not and will not violate or result in any breach or contravention of any Senior Notes Indenture or other material Contractual Obligation, including the Senior Secured Notes Agreements, to which such Obligor is a party or subject, any Organization Document of such Obligor or any Applicable Law;

(e) this Eleventh Amendment has been duly executed and delivered on behalf of each Borrower party hereto; and

(f) this Eleventh Amendment constitutes a legal, valid and binding obligation of each Borrower party hereto, enforceable against it in accordance with its terms except as enforceability may be limited by an applicable Insolvency Proceeding and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

5. Reaffirmation. By its execution hereof, each Obligor expressly (a) consents to the amendments and modifications to the Existing Credit Agreement effected hereby, (b) confirms and agrees that, notwithstanding the effectiveness of this Eleventh Amendment, each Credit Document to which it is a party is, and the obligations of such Obligor contained in the Existing Credit Agreement, if any, or in any other Credit Documents to which it is a party (in each case, as amended and modified by this Eleventh Amendment), are and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects, (c) affirms that each of the Liens and security interests granted by such Obligor in or pursuant to the Credit Documents are valid and subsisting and (d) agrees that this Eleventh Amendment shall in no manner impair or otherwise adversely affect any of the Liens and security interests granted in or pursuant to the Credit Documents.

6. Entire Agreement. This Eleventh Amendment, the Credit Agreement (including giving effect to the amendments set forth in Section 1 and modifications set forth in Section 2 above), and the other Credit Documents (collectively, the “Relevant Documents”), set forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relating to such subject matter. No promise, condition, representation or warranty, express or implied, not set forth in the Relevant Documents shall bind any party hereto, and no such party has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as otherwise expressly stated in the Relevant Documents, no representations, warranties or commitments, express or implied, have been made by any party to any other party in relation to the subject matter hereof or thereof. None of the terms or conditions of this Eleventh Amendment may be changed, modified, waived or canceled orally or otherwise, except in writing and in accordance with Section 13.1 of the Credit Agreement.

7. Full Force and Effect of Credit Agreement. This Eleventh Amendment is a Credit Document. Except as expressly modified hereby, all terms and provisions of the Existing Credit Agreement and all other Credit Documents remain in full force and effect and nothing contained in this Eleventh Amendment shall in any way impair the validity or enforceability of the Existing Credit Agreement or the Credit Documents, or alter, waive, annul, vary, affect, or impair any provisions, conditions, or covenants contained therein or any rights, powers, or remedies granted therein. Nothing contained herein shall be deemed to constitute a novation or satisfaction of the Existing Credit Agreement.

8. Counterparts. This Eleventh Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of a signature page of this Eleventh Amendment by telecopy or other electronic means shall be effective as delivery of a manually executed counterpart of such agreement. Any electronic signature, contract formation on an electronic platform and electronic record-keeping shall have the same legal effect, validity and enforceability as a manually executed signature or use of a paper-based recordkeeping system to the fullest extent permitted by Applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any similar state law based on the Uniform Electronic Transactions Act.

9. Governing Law; Jurisdiction; Waiver of Jury Trial. THIS ELEVENTH AMENDMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS ELEVENTH AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. Sections 13.13, 13.14 and 13.15 of the Credit Agreement are hereby incorporated herein by this reference.

10. Severability. If any provision of this Eleventh Amendment is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Eleventh Amendment and the other Credit Documents shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with legal, valid and enforceable provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

11. References. All references to the “Credit Agreement” in the Credit Documents shall mean the Credit Agreement after giving effect to the amendments contained in this Eleventh Amendment.

12. Successors and Assigns. This Eleventh Amendment shall be binding upon and inure to the benefit of Obligors, Agent and Secured Parties and their respective successors and assigns, except that (a) no Obligor shall have the right to assign its rights or delegate its obligations under any Credit Documents, and (b) any assignment by a Lender must be made in compliance with Section 12.3 of the Credit Agreement.

[Signature pages follow.]

IN WITNESS WHEREOF, the parties hereto have caused this Eleventh Amendment to be made, executed and delivered by their duly authorized officers as of the day and year first above written.

BORROWERS:

CALUMET, INC.

By:	/s/ David A. Lunin

Name:	David A. Lunin
Title:	Executive Vice President and Chief Financial Officer

CALUMET GP, LLC

By:	/s/ David A. Lunin

Name:	David A. Lunin
Title:	Executive Vice President and Chief Financial Officer

ELEVENTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

CALUMET SPECIALTY PRODUCTS PARTNERS, L.P.

By: Calumet GP, LLC, its general partner

By:	/s/ David A. Lunin
Name: David A. Lunin
Title: Executive Vice President and Chief Financial Officer

CALUMET OPERATING, LLC

By:	/s/ David A. Lunin
Name:	David A. Lunin
Title:	Executive Vice President and Chief Financial Officer

CALUMET FINANCE CORP.

By:	/s/ David A. Lunin
Name:	David A. Lunin
Title:	Executive Vice President and Chief Financial Officer

CALUMET INTERNATIONAL, INC.

By:	/s/ David A. Lunin
Name:	David A. Lunin
Title:	Executive Vice President and Chief Financial Officer

ELEVENTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

KURLIN COMPANY, LLC

By:	/s/ David A. Lunin

Name:	David A. Lunin
Title:	Executive Vice President and Chief Financial Officer

CALUMET BRANDED PRODUCTS, LLC

By:	/s/ David A. Lunin
Name:	David A. Lunin
Title:	Executive Vice President and Chief Financial Officer

BEL-RAY COMPANY, LLC

By:	/s/ David A. Lunin

Name:	David A. Lunin
Title:	Executive Vice President and Chief Financial Officer

ELEVENTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

CALUMET REFINING, LLC

By:	/s/ David A. Lunin
Name:	David A. Lunin
Title:	Executive Vice President and Chief Financial Officer

CALUMET PRINCETON REFINING, LLC

CALUMET COTTON VALLEY REFINING, LLC

CALUMET SHREVEPORT REFINING, LLC

CALUMET MONTANA REFINING, LLC

CALUMET MISSOURI, LLC

CALUMET KARNS CITY REFINING, LLC

CALUMET DICKINSON REFINING, LLC

By:	/s/ David A. Lunin

Name: David A. Lunin
Title: Executive Vice President and Chief Financial Officer

ELEVENTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

AGENT AND LENDERS:	BANK OF AMERICA, N.A.,
as Agent, a Consenting Eleventh Amendment Lender and an Issuing Bank

	By:	/s/ Michael Danby
	Name:	Michael Danby
	Title:	Senior Vice President

ELEVENTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

BARCLAYS BANK PLC,
as a Consenting Eleventh Amendment Lender

By:	/s/ Evan Moriarty
Name:	Evan Moriarty
Title:	Authorized Signatory

ELEVENTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Consenting Eleventh Amendment Lender and an Issuing Bank

By:	/s/ Julie Kann
Name:	Julie Kann
Title:	VP, ABL Account Executive

ELEVENTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

REGIONS BANK,
as a Consenting Eleventh Amendment Lender

By:	/s/ Michael Dembski
Name:	Michael Dembski
Title:	Managing Director

ELEVENTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

BMO BANK N.A.,
as a Consenting Eleventh Amendment Lender

By:	/s/ Patrick Roy
Name:	Patrick Roy
Title:	Director

ELEVENTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

U.S. BANK NATIONAL ASSOCIATION,
as a Consenting Eleventh Amendment Lender

By:	/s/ Rob Swenson
Name:	Rob Swenson
Title:	Senior Vice President

ELEVENTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

MORGAN STANLEY SENIOR FUNDING, INC.,
as a Consenting Eleventh Amendment Lender

By:	/s/ Michael King
Name:	Michael King
Title:	Vice President

ELEVENTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

GOLDMAN SACHS BANK USA, as a Consenting Eleventh Amendment Lender

By:	/s/ Nicholas Merino
Name:	Nicholas Merino
Title:	Authorized Signatory

ELEVENTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

PNC BANK, NATIONAL ASSOCIATION,
as a Consenting Eleventh Amendment Lender

By:	/s/ Andrew Salmon
Name:	Andrew Salmon
Title:	Vice President

ELEVENTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

ANNEX A

COMMITMENTS OF LENDERS

On the Eleventh Amendment Effective Date

Lender	Revolver Commitment
Bank of America, N.A.	$108,000,000.00
Barclays Bank PLC	$84,000,000.00
Wells Fargo Bank, National Association	$84,000,000.00
Regions Bank	$84,000,000.00
BMO Bank N.A.	$66,000,000.00
U.S. Bank National Association	$66,000,000.00
PNC Bank, National Association	$48,000,000.00
Goldman Sachs Bank USA	$30,000,000.00
Morgan Stanley Senior Funding, Inc.	$30,000,000.00

TOTAL:	$600,000,000.00

On the Money Center Bank Inventory Structuring Transaction Effective Date

Lender	Revolver Commitment
Bank of America, N.A.	$94,500,000.00
Barclays Bank PLC	$73,500,000.00
Wells Fargo Bank, National Association	$73,500,000.00
Regions Bank	$73,500,000.00
BMO Bank N.A.	$57,750,000.00
U.S. Bank National Association	$57,750,000.00
PNC Bank, National Association	$42,000,000.00
Goldman Sachs Bank USA	$26,250,000.00
Morgan Stanley Senior Funding, Inc.	$26,250,000.00

TOTAL:	$525,000,000.00